SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   September 29, 2000
                                                  -----------------------

                                CoreComm Limited
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                      000-31359                           23-3032245
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(State or other               (Commission                         (IRS Employer
jurisdiction                    File Number)                 Identification No.)
of incorporation)



 110 East 59th Street, New York, NY                            10022
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(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:      (212) 906-8485
                                                       -------------------



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)











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Item 2.    Acquisition or Disposition of Assets
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     The registrant  hereby amends its Current Report on Form 8-K, dated October
13, 2000 by filing financial statements of the acquired businesses, ATX Telecommunications Services, Inc. and Voyager.net, Inc. and certain pro forma financial information for the registrant.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
-------    ------------------------------------------------------------------

(A) The following financial statements are incorporated by reference to the Registration Statment Ammendment on Form S-1/A (File No. 333-47984) of CoreComm Limited, filed with the Securities and November 2, 2000:

         (1) Pro Forma Financial Information

               (a)  CoreComm Limited and Subsidiaries

                    Unaudited Pro Forma Financial Data as of and for the periods ended June 30, 2000 and December 31, 19991.


(B) Thefollowing financial statements are incorporated by reference to the Registration Statement on Form S-1 (File No. 333-47984) of CoreComm Limited, filed with the Securities and Exchange Commission on October 16, 2000.


         (1) Financial Statements of Businesses Acquired

               (a) Financial Statements of Voyager.net, Inc. as of and for the periods ended June 30, 2000 and December 31, 1999, 1998 and 1997

               (b) Financial Statements of ATX Telecommunications Services, Inc. as of and for the periods ended June 30, 2000 and December 31, 1999, 1998 and 1997


(C)  Exhibits

99.1 Pro Forma Financial Information for CoreComm Limited and Subsidiaries

99.2 Financial Statements of Voyager.net, Inc.

99.3 Financial Statements of ATX Telecommunications Services, Inc.



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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     CORECOMM LIMITED



                                     By: /s/ Gregg N. Gorelick
                                     -------------------------
                                     Name:  Gregg N. Gorelick
                                     Title: Vice President - Controller




Dated:   December 13, 2000








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